UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2011

Exponent, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K is filed to amend, as contemplated by Item 5.07(d) of the instructions to Form 8-K, the Report on Form 8-K originally filed on June 3, 2011 reporting the results of our Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of the advisory vote on executive compensation, on September 8, 2011 the Board of Directors resolved that the Company will hold an advisory vote on executive compensation annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Chief Financial Officer

Date: September 9, 2011